EXHIBIT 10.56
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED ***
CONFIDENTIAL
AMENDED AND RESTATED
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Agreement”) is entered into as of September 13, 2021 (the “Amended Effective Date”) by and between Abbott Diabetes Care Inc., a Delaware corporation having its principal place of business at 1420 Harbor Bay Parkway, Alameda, CA 94502 (“ADC”), and Insulet Corporation, a Delaware corporation having its principal place of business at 100 Nagog Park, Acton, MA 01720 (“Insulet”), each of which is referred to as a “Party” and collectively referred to as the “Parties.”

RECITALS

WHEREAS, ADC has developed the CGM System and Insulet has developed the Insulin Delivery System;

WHEREAS, on *** (the “Effective Date”), the Parties entered into that certain Development Agreement in connection with (a) the development of the AID System and (b) the sharing of certain data from the CGM System and certain data from the Insulin Delivery System (the “Original Agreement”);

WHEREAS, the Parties desire to amend and restate the Original Agreement to, among other things, (a) include additional provisions relating to the commercialization of the AID System; and (b) include the *** as part of the CGM System and

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and promises contained in this Agreement, ADC and Insulet agree as follows:

ARTICLE I
DEFINITIONS

1.1    “ADC ***.

1.2    “ADC Indemnitees” means ADC, its Affiliates, and any directors, officers, agents, and employees of the foregoing.

1.3    “***” means the *** (and all supporting and related documentation) for the FreeStyle Libre 2 Sensor including the ***; any provided reference/sample code; and the following *** that manage *** and ***, and include the ***used to *** to ***: (a) *** (for use in ***), (b) *** (for use in ***) and (c) *** for use with *** (“***”).

1.4    “ADC Marks” means the Trademarks listed on Exhibit 1.4, and any other Trademarks as the Parties may stipulate in writing.

1.5    “ADC Sensor” means a FreeStyle Libre 2 Sensor or ***.

1.6    “Affiliate” of a Person, means any other Person which controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” shall mean

(a) in the case of corporate Persons, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; and (b) in the case of non-corporate Persons, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of the subject Person. However, a Person that is an Excluded Party shall not be an “Affiliate” for purposes of this Agreement, even if such Person would otherwise meet the foregoing definition.

1.7    “AID Algorithm” means an algorithm that processes estimated glucose values and any one or more of the following: ***, *** or other factors to automatically control the delivery of insulin to a patient.

1.8    “AID Libre Code” means any source code for the AID System developed by Insulet using the ***.

1.9    “AID System” means an automated insulin delivery system, combining the CGM System and Insulin Delivery System, to be developed by the Parties pursuant to the Development Plan. *** and (b) ***.

1.10    “AID User Data” means the *** and *** specific to an AID System user that is Processed by the AID System. AID User Data expressly excludes *** and ***.

1.11    “Applicable Law” means any national, supranational, multinational, provincial, federal, state or local law (in each case, whether United States or non-United States or otherwise, and whether statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, statute, regulation or other similar requirement enacted, issued, adopted, promulgated, entered into or applied by an Authority that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.

1.12    “Approved Designee” means (a) with respect to ADC, ADC’s Affiliates, those Persons set forth on Part 1 of Exhibit 1.12 and such other Persons as may be approved in writing by Insulet and (b) with respect to Insulet, Insulet’s Affiliates, those Persons set forth on Part 2 of Exhibit 1.12, and such other Persons as may be approved in writing by ADC.

1.13    “Approved Person” means an employee of either Party who (a) is working on that portion of such Party’s development of the AID System for which access to *** of the other Party is required; (b) cannot effectively perform his or her work on the AID System without access to such ***; (c) has been trained by such Party on the procedures for protecting such ***, as set forth in Section 3.6; (d) has agreed in writing to comply with such procedures; and (e) following training and agreement (as required in (c) and (d) above), has been authorized by the *** of Insulet or his or her designee (in the case of Insulet) or the ***, or his or her designee (in the case of ADC) to receive access to such ***. The identity of the *** of Insulet or designee or the *** of ADC or designee shall be disclosed within a reasonable timeframe to either the JSC or an Alliance Manager of Insulet or ADC, as applicable, upon request by either Party.

1.14    “***” means the actual *** during *** of the AID System.

1.15    “Authority” means (a) any government regulatory body responsible for granting approvals for the performance of services under this Agreement (if applicable); or (b) any national, supranational, federal, state, international, or local governing or competent body having jurisdiction over a Party with respect to the Party’s performance of its obligations under this Agreement.

1.16    “Bilateral CDA” means the Confidential Disclosure Agreement - Bilateral by and between the Parties effective ***, as amended ***.

1.17    “CGM Algorithm” means an algorithm that processes ***, in order to calculate glucose information including ***.

1.18    “CGM Data” means all data generated by (a) the *** or (b) the *** but in each case of (a) and (b), only when they are combined with or used as part of the AID System. "CGM Data" shall include: (i) *** information (***), (i) *** information (***) and (ii) *** information (***).

1.19    “CGM System” means an iCGM consisting of an ADC Sensor, LibreView, *** or *** (as applicable), and ADC proprietary software that *** the ***, *** and ***. The CGM System expressly excludes the Insulin Delivery System.

1.20    “Change of Control” means with respect to a Party, (a) the sale of all or substantially all of such Party’s assets or business relating to this Agreement; or (b) a merger, reorganization, consolidation or similar transaction in which the voting securities of such Party outstanding immediately prior thereto cease to represent at least 50% of the combined voting power of the surviving entity immediately after such merger, reorganization, consolidation or similar transaction; or (c) a Person, or group of Persons, acting in concert acquiring, directly or indirectly, more than 50% of the voting equity securities of, or the power to control the management of, such Party.

1.21    “Closed Loop” means use of the AID System to deliver insulin in an automated mode to the user.

1.22    “Claim” means any and all Third Party claims, defenses, demands, causes of action, suits, choses in action, controversies, actions, judgments, liens, indebtedness, damages, losses, attorney’s fees, expert’s fees, expenses, liabilities, and proceedings of whatever kind and character.

1.23    “Commercially Reasonable Efforts”***.

1.24    “Common Vulnerability Scoring System (CVSS)” means an open framework for communicating the characteristics and severity of software vulnerabilities.

1.25    “Confidential Information” means all information, including information relating to products (including development or production), customers, suppliers, data, processes, prototypes, samples, plans, marketing plans, reports, forecasts, software (including source code), technical, financial, commercial or personal information or data, research, research results, strategies, and trade secrets that is disclosed by or on behalf of one Party to the other Party in writing, orally, visually or in another form, including any such information disclosed under the Exploration Agreement or the Bilateral CDA. Confidential Information of ADC includes the ***, the ***, ***, any Pen Testing summaries or reports provided pursuant to Article IX and any other information disclosed by or on behalf of ADC to Insulet related to the CGM System. Confidential Information of Insulet includes information disclosed by or on behalf of Insulet to ADC related to the Insulin Delivery System (or any of its components, including the Insulet AID Algorithm). Confidential Information does not include any ***, AID User Data, CGM Data, or Insulin Delivery System Data (which are protected in accordance with Article VIII and Article IX) or any information that is:

(a)    known to the recipient, as evidenced by its written records, prior to receipt thereof under this Agreement;

(b)    disclosed to the recipient by a Third Party who has no obligations of confidentiality to the disclosing Party;

(c)    in the public domain at the time of disclosure, or becomes part of the public domain other than through breach of this Agreement by recipient (in which instance, the receiving Party’s obligations and liabilities for treatment of such information prior to its entering the public domain shall not be affected or diminished); or

(d)    independently developed by or for the recipient as evidenced by its written records, without reference to Confidential Information received from the disclosing Party.

1.26    “Consent” means a form of consent that is legally valid under applicable Data Protection Laws.

1.27    “Continuous Glucose Monitoring Device Firmware” means software that directly operates the hardware of continuous glucose monitoring devices.

1.28    “Data Protection Laws” means all Applicable Law in Canada, the European Economic Area (“EEA”), Switzerland, the United Kingdom, the United States and each Launch Country relating to the Processing or Disclosure of Personal Information, data protection, data security and privacy, including where applicable the guidance, codes of practice and decisions issued by any Authority, as well as all generally applicable industry or self-regulatory standards, in each case, in effect as of the Effective Date, as they become effective, and as amended or superseded, from time to time, which includes, but shall not be limited to, the Canadian Federal Law Personal Information Protection and Electronic Documents Act (S.C. 2000, c. 5) (the “PIPEDA”) and any similar data protection laws in applicable Canadian provinces, the General Data Protection Regulation 2016/679 (“GDPR”) and any supplemental legislation enacted by an EEA member state, or in the case of the United Kingdom the Data Protection Act 2018 (as amended) (“UK GDPR”), the Swiss Federal Act of 19 June 1992 on Data Protection (as may be amended) (“Swiss GDPR”), the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations, as amended, (collectively, “HIPAA”); the CAN-SPAM Act of 2003; the Telephone Consumer Protection Act and similar laws and regulations governing telephone calls and text messages; and any other applicable U.S. state and federal data protection laws or regulations.

1.29    “Data Security Breach” means any actual or reasonably suspected (a) unauthorized access to, acquisition of, or use of Shared Personal Information; (b) unauthorized or accidental loss, alteration, disclosure, or destruction of Shared Personal Information; (c) compromise, intrusion, interference with, or unauthorized access to networks, systems, databases, servers, or electronic or other media on which Shared Personal Information is Processed or from which Shared Personal Information may be accessed, including those of an agent or subcontractor; or (d) other circumstance that actually or is reasonably suspected of compromising, or could compromise, the privacy, security, confidentiality, availability, or integrity of any Shared Personal Information or the proper functioning of the network resources of ADC or Insulet.

1.30    “Direct Market” means, with respect to a Party, a country other than a Distributor Market where such Party or its Affiliates is (a) directly promoting and distributing the Insulin Delivery System (in the case of Insulet and its Affiliates) or the CGM System (in the case of ADC and its Affiliates) to patients, health care providers and payers and (b) is not using one or more Third Parties to manage the majority of its promotion of such products to patients, health care providers and payers, and distribution of such product to patients.

1.31    “Disclosure” (including “Disclose”) means the release, transfer, provision of, access to, or divulging in any other manner, or by any medium, of Personal Information outside the Party (and its Affiliates) maintaining such information that is not to the other Party (or its Affiliates).

1.32    “Distributor Market” means, with respect to a Party, a country where such Party or its Affiliate uses one or more Third Parties to manage the majority of its promotion of the Insulin Delivery System (in the case of Insulet and its Affiliates) or the CGM System (in the case of ADC and its Affiliates) to patients, healthcare providers and payers, and distribution of such product to patients.

1.33    “Dosing Algorithm” means an algorithm that processes ***, including ***, in order to ***, including the amount of ***. The *** is an example of a Dosing Algorithm.

1.34    “***.

1.35    “Existing Users” means, following regulatory approval of the AID System and the JSC’s approval of a Commercialization Plan for a Launch Country, users of the AID System in such Launch Country as of the date of expiration or termination of this Agreement.

1.36    “Exploration Agreement” means the Exploration Agreement by and between the Parties entered into on ***.

1.37    “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.38    “First Commercial Sale” means *** the AID System after regulatory approval for the AID System.

1.39    “FOSS” means software or other material that is distributed as free software or open source software ***.
1.40    “FreeStyle Libre App” means the continuous glucose monitor application marketed by ADC as ***, as applicable.

1.41    “FreeStyle Libre 2 Sensor” means the integrated (as classified by the FDA) in vivo continuous glucose monitoring sensor that is part of the system marketed by ADC as the “Freestyle Libre 2 system”.

1.42    “*** Documentation” means the specifications provided by or on behalf of ADC to Insulet and its Affiliates which include (i) *** and (ii) ***.

1.43    “*** Security Credentials” means the security credentials provided by or on behalf of ADC to Insulet and its Affiliates including *** and *** to enable***.

1.44    “***”.

1.45    “***.

1.46    “Glucose***.

1.47    “***” means, with respect to ADC, any aspect of the ***, *** and *** that is the Confidential Information of ADC and, with respect to Insulet, any aspect of the *** or *** that is Confidential Information of Insulet.

1.48    “iCGM” means an integrated continuous glucose monitoring system as classified by the FDA.

1.49    “Insulet AID Algorithm” means an AID Algorithm that is owned or otherwise controlled by Insulet.

1.50    “Insulet ***.

1.51    “Insulet Indemnitees” means Insulet, its Affiliates, and any directors, officers, agents, and employees of the foregoing.

1.52    “Insulet Marks” means the Trademarks listed on Exhibit 1.52, and any other Trademarks as the Parties may stipulate in writing.

1.53    “Insulet PDM/App” means an Insulet personal diabetes manager (“PDM”) or cellphone application to receive (“Insulet App”), control and display Insulin Delivery System Data and included as part of the Insulin Delivery System.

1.54    “Insulin Delivery System” means Insulet’s insulin delivery system known on the Amended Effective Date as the “Omnipod® 5 Automated Glucose Control System” including an alternate controller enabled (or “ACE” as classified by the FDA) insulin delivery device(s), an Insulet PDM/App, Insulet cellphone caregiver application, Insulet cloud-based data management platform and Insulet AID Algorithm, in each case such component used in combination or standalone. The Insulin Delivery System includes all components, features and aspects of the AID System, expressly excluding the CGM System.

1.55    “Insulin Delivery System Data” means data generated by an Insulin Delivery System that is part of an AID System, including: (a) *** and (b) ***.
1.56    “Insulin Metrics” means (a) average units of insulin used per day, by type of insulin, (b) total units of insulin used during the period, by type of insulin, (c) average number of injections per day, by type of insulin, (d) average number of reduced, mis-timed, and missed doses, or (e) average basal to bolus insulin ratio.

1.57    “Insulin Pump” means a continuous subcutaneous insulin infusion pump.

1.58    “Insulin Pump Firmware” means software that directly operates the Insulin Pump hardware expressly excluding Dosing Algorithms.

1.59    “Intellectual Property” means all patents, patent applications, continuations or continuations-in-part of patents or patent applications, divisionals of patents or patent applications, copyrights, works of authorship, copyrightable subject matter, moral rights, trade secrets, know-how, and all other proprietary and intellectual property rights in discoveries and inventions (whether or not patentable), but not including Trademarks.

1.60    “Launch Countries” means the countries set forth on Exhibit 1.60, and such other countries as may be added by execution of one or more Launch Country Addendum.

1.61    “LibreLinkUp” means the caregiver mobile application marketed by ADC as “LibreLinkUp”.

1.62    “LibreView” means the cloud-based data management platform that is marketed by ADC or its designee as “LibreView”.

1.63    “***.

1.64    “Person” means an individual, corporation, partnership, limited liability company, association, company, joint venture, estate, trust, other entity or organization of any kind or nature, including an Authority.

1.65    “Personal Information” means any information or set of information relating to an identified or identifiable individual, directly or indirectly, Processed by either Party through the AID System or provided or shared by or on behalf of one Party to the other Party or its designee under this Agreement (“Shared Personal Information”), regardless of the medium in which such information is displayed or contained, which shall include (a) all information that identifies that individual or could reasonably be used to identify such individual, (b) all “protected health information” as defined by HIPAA, (c) all information, “personal data” as defined by the GDPR such as identification number, location data, an online identifier or one or more factors specific to the physical, physiological, genetic mental, economic, cultural or social identity of a natural individual, as defined by or to which any applicable Data Protection Laws apply, and (d) any information subject to an express written agreement of the Parties to treat such information not otherwise included by applicable Data Protection Laws as Personal Information. For the purposes of this Agreement, Personal Information includes ***, ***, ***, and ***.

1.66    “Pod” means the on-body Insulin Pump that is part of the AID System.

1.67    “Processing” (including “Process” and “Processed”) means any operation or set of operations that is performed on Personal Information within an entity that maintains such information, including use, collection, recording, maintaining, organization, storage, adaptation, modification, retrieval, consultation, retention, alteration, dissemination, transmission, access, transfer, combination, erasure, destruction, deidentification, or pseudonymization or as defined by applicable Data Protection Laws. Processing does not mean Disclosure.

1.68    “***” means the data generated or transmitted by the ***.

1.69    “Restrictive ***” means any *** that is not ***.

1.70    “Senior Officers” means, in the case of ADC, the *** and, in the case of Insulet, the ***.

1.71    “Shared Data” ***.

1.72     “Third Party” means any Person other than ADC or Insulet or their respective Affiliates, including Approved Designees, agents and subcontractors.

1.73    “Trademarks” means all trademarks, trade names, brand names, domain names, service marks, trade dress, logos, taglines, slogans, certification marks, Internet domain names, social media account or user names (including “handles”), corporate names, business names and all other source indicators, whether registered or unregistered, including all goodwill associated therewith and all applications, registrations and renewals in connection therewith throughout the world, and all rights therein provided by international treaties and conventions.

Additional Definitions. Each of the following definitions is set forth in the Section indicated below:

Definition	Section
“ADC”	Preamble
“ADR”	Exhibit 14.11
“Agreement”	Preamble
“Alliance Manager”	2.7
“Alternate Glucose Devices”	8.3(i)
“Alternate Insulin Delivery Systems”	8.3(j)

“Amended Effective Date”	Preamble
“Android FOSS”	3.9
“Background IP”	5.1
“***”	***
“Commercialization Plan”	7.1(a)
“Critical Issues”	9.3(c)
“Data Sharing Exhibit”	8.2(a)
“Development Plan”	3.1(b)
“Effective Date”	Recitals
“***”	***
“GDPR”	1.28
“Global Materials”	7.7(a)
“***”	***
“HIPAA”	1.28
“***”	3.9
“Initial Term”	11.1
“Insulet”	Preamble
“JSC”	2.1
“Joint IP”	5.2(b)(i)
“Joint Promotion Agreement”	7.8
“Launch Country Addendum”	7.4
“Local Materials”	7.7(b)
“Mandatory Disclosure”	10.2(b)
“Original Agreement”	Recitals
“Party”	Preamble
“Project Leader”	2.8
“Quality Agreement”	3.1
“Renewal Term”	11.1
“Restriction”	12.2(b)
“Software Protection Provider”	3.6(f)
“Sole IP”	5.2(a)
“Standard Contractual Clauses”	8.4(b)
“Successful Pen Testing Confirmation”	9.3(d)
“System Pen Testing”	9.3(a)
“Target Launch Date”	7.1(a)
“Term”	11.1
“***”	***

ARTICLE II
GOVERNANCE

2.1    Joint Steering Committee. The joint development committee formed under the Original Agreement is hereby converted into a joint steering committee (“JSC”) of expanded size and scope as set forth below. The JSC shall facilitate communications between the Parties and to aid in long-range planning in connection with the development and commercialization of the AID System. The JSC shall consist of four (4) members from each Party and one of the four shall be designated as the lead member by such Party. Each Party shall provide the other Party with a list of its initial members of the JSC within *** after the Effective Date. Each Party may, if needed, (a) replace any or all of its representatives at any time by giving prior written notification to the other Party, or (b) appoint a proxy at any time by giving prior written notification to the other Party.

2.2    JSC Meetings. The JSC shall meet at least *** during the Term and within *** of any issue being elevated to them for resolution, or more frequently as agreed to by the Parties, with such meetings alternating between locations designated by ADC and locations designated by Insulet. Upon mutual agreement of the Parties, such meetings may take place telephonically or via videoconference. Any costs and expenses incurred by a Party or its representatives related to a JSC meeting, including, if applicable, travel or telecommunication expenses, shall be borne by such Party. If a representative of a Party is unable to attend a meeting, the Party may designate an alternate to attend such meeting in place of the absent representative. Each Party may, in its reasonable discretion, invite other employees of such Party to attend meetings of the JSC. Each Party shall provide advance notice of any additional attendees it will include at a meeting of the JSC and shall keep the JSC reasonably informed of its progress and activities under this Agreement. Each Party shall be responsible for calling meetings with reasonable advance notice. Any member of the JSC may make proposals for agenda items and shall provide all appropriate information with respect to such proposals reasonably in advance of the applicable meeting.

2.3    JSC Responsibilities. The JSC shall provide oversight for the collaboration between the Parties under this Agreement, including ***. The Parties shall alternate in preparing and circulating for review and approval of the other Party minutes of each meeting within *** after each such meeting.

2.4    Procedural Rules. The JSC shall have the right to adopt such standing rules as shall be necessary for its work to the extent that such rules are not inconsistent with this Agreement. A quorum of the JSC shall exist whenever there is present at a meeting at least one (1) member appointed by each Party, and a quorum shall be required for adoption of standing rules. Members of the JSC may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants. The JSC shall take actions by consensus, with each Party having a single vote irrespective of the number of representatives of such Party in attendance.

2.5    Dispute Resolution. The JSC shall act in good faith to resolve all issues before it. If the JSC cannot, or does not, reach consensus on an issue, then either Party may refer the dispute to the Senior Officers of the Parties, who shall meet and discuss in good faith a resolution of the issue. Each Party may designate a JSC member and legal representative to attend such meetings of the Senior Officers. Any final decision mutually agreed to by the Senior Officers of the Parties shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within *** of the referral of such matter to the Senior Officers, then (a) if such issue is specific to the Insulin Delivery System (and does not relate to the CGM System), then the Senior Officer of Insulet shall have the final decision with respect to such matter, (b) if such issue is specific to the CGM System (and does not relate to the Insulin Delivery System), then the Senior Officer of ADC shall have the final decision with respect to such matter, and (c) if such issue relates to both the CGM System and the Insulin Delivery System or is otherwise not covered by foregoing clause (a) or (b), then the status quo shall prevail (e.g., if the dispute is regarding approval of a plan or plan update, such plan or update shall not be approved). The Parties shall agree on the minutes of each meeting promptly thereafter. JSC disputes (including such disputes escalated to Senior Officers) shall not be subject to Section 14.11. Disputes arising between the Parties under this Agreement that are outside of the responsibilities of the JSC, shall be resolved pursuant to Section 14.11.

2.6    No Binding Powers. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be given to the JSC beyond those in this Article II. The JSC shall have no power to bind the Parties (except for the approval rights expressly provided for in Section 2.3) or modify, or determine or waive compliance with, the terms of this Agreement.

2.7    Alliance Managers. The Parties each appointed an alliance manager pursuant to the Original Agreement (each, an “Alliance Manager”). Each non-member Alliance Manager shall thereafter be permitted to attend meetings of the JSC and any subcommittee as an observer. The Alliance Managers shall be the point of contact for the Parties regarding the contractual and business aspects of the collaboration during the Term. Each Party may replace its Alliance Manager or appoint a proxy at any time by giving prior written notification to the other. Each Party shall pay for its own Alliance Manager’s time and activities. The Alliance Managers do not need to be members of the JSC.

2.8    Project Leaders. The Parties each appointed a project leader pursuant to the Original Agreement (each, a “Project Leader”). The Project Leaders shall meet on a *** basis or as mutually agreed by the Parties at such locations or by such means as the Parties agree. The Project Leaders will jointly coordinate the day-to-day work of the Parties under this Agreement and jointly report progress to the JSC. Each Party may replace its Project Leader or appoint a proxy at any time by giving prior written notification to the other Party. Any costs and expenses incurred by a Party or its representatives related to a Project Leaders meeting, including, if applicable, travel or telecommunication expenses, shall be borne by such Party. Project Leaders may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participant. The Parties shall be free to appoint the Project Leader as a member of the JSC, but one person cannot act as Project Leader, Alliance Manager and member of the JSC at the same time.

ARTICLE III
DEVELOPMENT PROGRAM

3.1    Development Program Generally.

(a)    Subject to the terms of this Agreement, the Parties shall work together in good faith to develop and approve the AID System as further described in this Agreement and to execute the Development Plan. The final architecture of the AID System shall be mutually agreed by the Parties through the JSC.

(b)    The Parties agreed upon a development plan covering each Party’s responsibilities in developing the AID System pursuant to the Original Agreement (the “Original Development Plan”). The Parties shall negotiate in good faith and present to the JSC for approval within the *** after the Amended Effective Date an updated Development Plan *** (the “Updated Development Plan” and together with the Original Development Plan, the “Development Plan”).

(c)    The Development Plan may be updated by the JSC to include or change roles, responsibilities and timelines for any technical work required for development of the AID System. In the event the JSC is unable to reach agreement on any proposed update to the Development Plan, such dispute shall be resolved in accordance with the terms of Section 2.5.

(d)    Subject to the terms of this Agreement, each Party shall use Commercially Reasonable Efforts to complete the activities assigned to it in the Development Plan and will contribute reasonable time, resources, personnel and materials, including for purposes of clinical trials, as specifically set forth in the Development Plan. Each Party shall keep the JSC reasonably informed and updated regarding its progress under the Development Plan.

(e)    If at any time prior to First Commercial Sale, a Party reasonably determines, after any change to the Development Plan that is not initiated by such Party or its Approved Designees, that its remaining obligations under the Development Plan are unduly burdensome it will notify the other Party’s members of the JSC in writing of the need to discuss such concerns as an agenda item at the next JSC meeting. If the Parties are not able to come to an agreement at the JSC meeting on how to address such concerns, then the dispute shall be resolved in accordance with the terms of Section 2.5.

(f)    Notwithstanding anything to the contrary herein, neither Party shall be obligated to conduct any development activities related to the AID System until the Development Plan, including any updates thereto, have been approved by the JSC.

3.2    Insulet Development Activities.

(a)    Insulet shall be responsible for developing the AID System display; provided that use of the ADC Marks is subject to Section 6.2.

(b)    Insulet shall be responsible for all development, clinical trials, and insulin delivery algorithms for the Insulin Delivery System and AID System, including the AID Algorithm, the features and operation of the AID System, and any changes to the Insulin Delivery System that may be required to combine with the CGM System; ***.

(c)    Insulet shall provide reasonable assistance to ***.

(d)    Insulet shall ensure that any cloud-based data management platform it uses as part of the AID System is operating in accordance with the principles as outlined in Article VIII.

(e)    Insulet shall use ***.

(f)    For the ***.

3.3    ADC Development Activities.

(a)    ADC shall be responsible ***.

(b)    ADC shall ***.

3.4    Regulatory Matters.

(a)    The Parties agree to regularly present and discuss the status of their regulatory activities hereunder at the JSC meetings, or more frequently as needed to keep each other reasonably informed of regulatory matters related to AID System.

(b)    Insulet shall be solely responsible for obtaining and maintaining regulatory approvals and ongoing communication with Authorities for the Insulin Delivery System and AID System and performing all testing (including system, human factors, or clinical) required for such approval; provided that any matters specifically relating to the CGM System shall be subject to ADC’s final decision-making authority. When requested by Insulet, ADC shall provide reasonable support, including participation in joint meetings with Authorities, necessary to assist in obtaining and maintaining regulatory approval of the AID System.

(c)    ADC shall be solely responsible for obtaining and maintaining regulatory approvals and ongoing communication with Authorities for the CGM System, and performing all testing (including system, human factors, or clinical) required for such approval, including iCGM approval from the FDA for the CGM System for commercialization in the United States. When requested by ADC, Insulet shall provide reasonable support, including (i) participation in joint meetings with Authorities, necessary to assist in obtaining and maintaining regulatory approval of the CGM System to be used with the AID System, and (ii) for testing and verification of the combination of the CGM System into the AID System.

(d)    If any regulatory approval of the AID System will involve joint approval of both the CGM System and the Insulin Delivery System, the Parties will work in good faith to coordinate their activities to secure such approval; provided that, in connection therewith, ADC shall have final decision-making authority with respect to the CGM System and Insulet shall have final decision-making authority with respect to the Insulin Delivery System and the AID System.

(e)    Each Party shall provide the assistance described in this Section 3.4 and shall otherwise cooperate with the other Party using Commercially Reasonable Efforts to obtain or maintain regulatory approval of the Insulin Delivery System and CGM System, as applicable, to the extent necessary for the AID System, including providing reasonably requested information or documents. Any such information or documents that is non-public shall be used by the receiving Party solely for the purpose of obtaining or maintaining regulatory approval. If the disclosing Party determines in its reasonable discretion that any information or documents requested pursuant to this Section 3.4 contains information of a sensitive nature, the disclosing Party shall have the right to provide such information or documents in confidence directly to the applicable Authorities rather than to the other Party, provided that the disclosing Party timely provides the submission to the applicable Authorities and notifies the other Party of the submission.

3.5    Costs. Unless otherwise expressly provided for in this Agreement or the Development Plan, each Party shall be responsible for all costs and expenses it incurs in connection with its development and regulatory activities conducted hereunder.

3.6    Use of ***.

(a)    Both Parties agree to use the *** of the other Party solely for the development and approval of the AID System. Neither Party shall use the *** of the other Party for any other purpose and shall not modify or attempt to reverse engineer the *** of the other Party.

(b)    Neither Party shall provide to the other Party any item of *** unless the disclosing Party provides advance written notice of its need to disclose such *** in connection with the performance of this Agreement and the receiving Party agrees in writing to accept such ***. Insulet and ADC agree that execution of this Agreement constitutes (i) ADC’s advance written notice of its need to disclose ADC’s *** in connection with the performance of this Agreement and (ii) Insulet’s agreement to accept ADC’s ***. If and when (but not before) (A) Insulet provides advance written notice to ADC of Insulet’s need to disclose its *** in connection with the performance of this Agreement, and (B) ADC agrees in writing to accept such ***, the obligations and duties delineated in this Section 3.6 shall apply to ADC’s receipt and use of any such *** of Insulet.

(c)    Neither Party shall provide the *** of the other Party to any Third Parties and shall ensure that only Approved Persons receive access to such ***.

(d)    Subject to the last sentence of Section 3.6(b), each Party shall ensure that:

(i)    it develops protocols to provide the other Party with information about its team who has access to the *** of the other Party;

(ii)    the *** of the other Party is never checked into any *** such as ***;

(iii)    all filenames relating to the *** of the other Party are added to *** as soon as they are known;

(iv)    the *** of the other Party shall never be shared ***;

(v)    every computer with *** of the other Party on an internal hard drive has drive encryption and password protection enabled; and

(vi)    *** of the other Party is never copied onto a USB or other external hard drive or disk.

(e)    Insulet shall write an abstraction layer around the *** to minimize use of the *** during *** and *** activities and incorporate such other safeguards with respect to the *** and *** as may be set forth in the Development Plan.

(f)    Before distribution of the AID System (or any of its components) to any Third Party (excluding an Approved Person for development purposes hereunder), Insulet shall take any steps that ADC, in its sole discretion, deems necessary to (i) ensure that the *** used by Insulet can be used only with the *** and Insulet PDM/App, and not with any other application, including, unless ADC otherwise agrees in writing, *** such *** to the *** and ***, (ii) protect such ***, the *** and the FreeStyle Libre 3 *** (or any lesser portion thereof to which ADC agrees in writing) using technology provided by either *** or an alternate software protection which is substantially similar thereto (the “Software Protection Provider”), (iii) protect the *** and the AID Libre Code in a reasonable manner and (iv) obtain, at Insulet’s sole expense, any necessary licenses from the Software Protection Provider.

(g)    To the extent this Section 3.6 conflicts with any other provision of the Agreement regarding the treatment of ***, this Section 3.6 shall control.

(h)    Each Party agrees that upon request, it shall certify in writing whether it is in compliance with the provisions of this Section 3.6. Within *** after a Party becomes aware of its possible or actual noncompliance with this Section 3.6, such Party shall notify the other Party in writing. Such written notice shall include the nature and period of existence of the possible or actual noncompliance and what action such Party is taking or proposes to take to identify and cure such possible or actual noncompliance. After delivery of such written notice, such Party shall work in good faith with the other Party to address and remediate such possible or actual noncompliance.

(i)    If either Party determines in good faith that the other Party has failed to comply with the provisions of this Section 3.6 or to otherwise sufficiently protect the *** of such Party and that such failure has resulted in unauthorized disclosure or unauthorized use of such ***, such Party shall provide the non-complying Party with written notice of its concerns, including in such notice a description of the basis of its determination. Within *** after receipt of such notice, the non-complying Party shall conduct an investigation into such concerns, its compliance with this Section 3.6 and the sufficiency of its protection of the *** of the other Party, and provide the other Party a written report of the results of such investigation. In addition, the non-complying Party shall (A) use best efforts to identify how the unauthorized disclosure or unauthorized use of such *** occurred, (B) for a period of time as mutually agreed between the Parties (but in no event less than ***), provide to the other Party daily written reports of its findings with respect thereto, and (C) work in good faith with the other Party to ensure that such unauthorized disclosure or unauthorized use does not occur again, including by establishing additional policies and procedures to sufficiently protect the *** of the other Party. If the other Party determines in good faith that its *** remains at risk of future unauthorized disclosure or unauthorized use, then, within *** of written request by the other Party, the non-complying Party shall return or destroy the *** of the other Party.

3.7    Pre-Production Environment. ADC shall provide a pre-production environment and any necessary support (including, subject to Section 3.6 and the other terms of this Agreement, access to the *** and *** Technology) to facilitate Insulet’s testing and, if necessary, modification of the Insulin Delivery System required for the conduct of the Development Plan. Insulet shall provide a pre-production environment and any necessary support to facilitate ADC’s testing and, if necessary, modification of any CGM System required for the conduct of the Development Plan.

3.8    Technical Team Meetings. During the conduct of the Development Plan, the relevant technical personnel from each Party will meet as reasonably requested by either Party to discuss the development of the AID System.

3.9    Use of FOSS. ***.

3.10    Quality Agreement. The Parties entered into a Quality Agreement on August 11, 2020 pursuant to the Original Agreement to address adverse event reporting and other regulatory, operational, and quality responsibilities in such Launch Country for the AID System (as may be amended and restated, the “Quality Agreement”). Within *** after the Amended Effective Date, the Parties shall negotiate in good faith any necessary amendments to the Quality Agreement to cover the addition of the *** Sensor. At least *** before the earliest Target Launch Date, the Parties shall commence negotiating in good faith to amend and restate the Quality Agreement to address customer training, service and support, complaint handling, and other regulatory, operational, and quality responsibilities related to the commercialization of the AID System. If the Parties have not amended and restated the Quality Agreement within *** after commencing negotiations, the matter will be addressed at the next JSC meeting and if the JSC is unable to resolve the matter, either Party may refer the matter to the Senior Officers for resolution pursuant Section 2.5.

ARTICLE IV
PRODUCT UPDATES

4.1    Update Notices. Each Party shall keep the other Party informed of planned Insulin Delivery System or CGM System updates or any planned cloud-to-cloud data API interface updates, as applicable, (whether software updates or hardware modifications) if such updates will or could impact the integration, features, functions or capabilities of the AID System (e.g. data sharing, data transfer, user experience, etc.).

4.2    Change Management.

(a)    ADC or its Approved Designee shall use Commercially Reasonable Efforts to ensure continued functionality of the AID System with the CGM System. Insulet shall use good faith efforts to provide any reasonable assistance requested by ADC for evaluation testing, design verification, and validation testing necessary to implement any changes ADC anticipates making to the CGM System related to the AID System in accordance with ADC’s product development timeline. ADC shall use good faith efforts to provide Insulet with an estimation of resource type, timing and duration for the requested assistance within a reasonable notice period.

(b)    Insulet or its Approved Designee shall use Commercially Reasonable Efforts to ensure continued functionality of the AID System with the Insulin Delivery System (including assisting with implementing any updated versions of the *** on the Insulin Delivery System). ADC shall use good faith efforts to provide any reasonable assistance requested by Insulet for evaluation testing, design verification, and validation testing necessary to implement any changes Insulet anticipates making to the Insulin Delivery System related to the AID System in accordance with Insulet’s product development timeline. Insulet shall use good faith efforts to provide ADC with an estimation of resource type, timing and duration for the requested assistance within a reasonable notice period.

ARTICLE V
INTELLECTUAL PROPERTY RIGHTS

5.1    Background IP. Each Party shall ***).

5.2    Program Intellectual Property

(a)    Sole IP. Each Party shall ***.

(b)    Joint IP.

(i)    The Parties shall ***”).

(ii)    Each Party shall have ***.

(iii)    Each Party shall ***.

5.3    Determination of Inventorship and Authorship. Inventorship and authorship of Intellectual Property invented, discovered, or created in relation to this Agreement shall be ***.

5.4    Documents and Assistance. Each Party shall execute and shall cause its employees, contractors and agents to execute all documents necessary to effectuate the Parties’ rights set forth in this Article V. Each Party shall also provide the other Party with any assistance reasonably necessary for the other Party to obtain or maintain protection on its Intellectual Property.

ARTICLE VI
LICENSES

6.1    Intellectual Property Licenses for Activities Under Agreement.

(a)    ADC License to Insulet. During the Term and any survival period provided in Section 11.7, ADC hereby grants to Insulet and its Affiliates and other Approved Designees performing under this Agreement a ***.

(b)    Insulet License to ADC. During the Term and any survival period provided in Section 11.7, Insulet hereby grants to ADC and its Affiliates and other Approved Designees performing under this Agreement a ***.

6.2    Trademark Licenses.

(a)    Subject to compliance with Applicable Law and subject to, and in accordance with, the terms and conditions of this Agreement, ADC hereby grants to Insulet a ***.

(b)    Subject to compliance with Applicable Law and subject to, and in accordance with, the terms and conditions of this Agreement, Insulet hereby grants to ADC a *** license to use ***.

(c)    ***.

(d)    ***.

(e)    Except for the limited right to use the ADC Marks granted to Insulet as set forth herein, no right, license or other interest with respect to any ADC Marks is granted under this Agreement.

(f)    Except for the limited right to use the Insulet Marks granted to ADC as set forth herein, no right, license or other interest with respect to any Insulet Marks is granted under this Agreement.

(g)    The Parties agree to cooperate in recording these trademark licenses with the local trademark authority and in providing notice to the local trademark authority about the expiration or termination of this Agreement, to the extent such recordation is required under local laws. Neither Party shall take any action to record these trademark licenses without the written consent of the other Party.

6.3    Licenses on Intellectual Property Created with Insulin Delivery System Data or CGM Data.

(a)    ADC License to Insulet. ADC hereby grants to Insulet and its manufacturers, distributors, and customers a ***.

(b)    Insulet License to ADC. Insulet hereby grants to ADC and its Affiliates, manufacturers, distributors, and customers a ***.

6.4    No Implied Licenses. No rights or licenses are granted, by implication or otherwise, to either Party except as expressly set forth in this Agreement.

ARTICLE VII
COMMERCIALIZATION, DISTRIBUTION AND MARKETING

7.1    Commercialization Plans.

(a)    At least *** before the anticipated launch date determined by the JSC for each Launch Country (including any new Launch Countries added pursuant to Section 7.4), the Parties shall prepare and present to the JSC for review a preliminary commercialization plan for the AID System in such Launch Country, which plan will include (a) identification of target markets, (b) agreed launch date(s) for the AID System in such country (the “Target Launch Date”, for such country), (c) a detailed process for facilitating the approvals contemplated in Section 7.7, (d) type of ADC Sensors *** to be commercialized as part of the AID System in such Launch Country and (e) other actions necessary to achieve commercial launch in such Launch Country and ensure that any such commercial launch activities are coordinated with the activities and deliverables in the Development Plan (as such preliminary plan may be updated and ultimately approved, each a “Commercialization Plan”). Each Commercialization Plan shall be consistent with the terms of this Article VII and include a written plan to comply with Section 8.1. The Parties will present an updated version of each Commercialization Plan to the JSC for approval within *** thereafter, which updated Commercialization Plan shall incorporate any initial feedback and changes based on the input of the JSC.

(b)    If the Parties fail to submit a preliminary Commercialization Plan with respect to a Launch Country within the *** set forth in Section 7.1(a) or if a Commercialization Plan for a Launch Country has not been approved by the JSC at least *** before the First Commercial Sale of the AID System in such Launch Country, then either Party may refer the matter directly to the Senior Officers of the Parties for resolution in accordance with Section 2.5 (without first being addressed by the JSC).

(c)    Notwithstanding anything to the contrary in this Agreement, *** shall have discretion, not to be unreasonably applied, regarding which *** of *** and *** as part of the *** in ***.

7.2    Handling of Prescriptions. In Launch Countries that use forms for prescriptions, *** compliant with Applicable Law *** than ***) ***.

7.3    Commercialization Activities.

(a)    Each Party shall use Commercially Reasonable Efforts to perform its obligations as set forth in each approved Commercialization Plan (including, in the case of ADC, to make the CGM System and, in the case of Insulet, to make the Insulin Delivery System commercially available in the Launch Countries) and shall provide the other Party with *** notice of any occurrence that may substantially affect the Party’s ability to perform such obligations.
(b)    In commercializing the AID System and executing each Commercialization Plan, unless otherwise agreed by the Parties:

(i)    ADC shall (A) retain final decision-making authority with regard to the launch and commercialization of the CGM System ***; and

(ii)    Insulet shall (A) retain final decision-making authority with regard to the launch and commercialization of the Insulin Delivery System (including pricing), (B) be responsible for the registration, distribution, import, export and sales of the Insulin Delivery System, (C) have the sole right to establish and modify the conditions of sale of the Insulin Delivery System (including market access, pricing, discounts and similar matters), (D) have the sole right to invoice and book all sales of the Insulin Delivery System, and (E) be exclusively responsible for accepting and filling orders and billing for the Insulin Delivery System.

(c)    Notwithstanding anything to the contrary herein, neither Party shall be obligated to conduct any commercialization activities in a Launch Country related to the AID System until a Commercialization Plan for such Launch Country has been approved by the JSC.

7.4    Launch Countries. The AID System shall only be launched and commercialized in the Launch Countries. If either Party wishes to propose an additional country that is a Direct Market for inclusion as a Launch Country under this Agreement, then such Party shall prepare and submit to the JSC such proposal for evaluation, which submission shall include a representation that such proposed Launch Country is not a Distributor Market. If the JSC recommends that such country be included as a Launch Country under this Agreement (as documented in the JSC’s minutes), then (i) the Parties shall promptly thereafter review the terms of this Agreement to determine if any terms are in conflict with Applicable Law (including the privacy and data protection implications and obligations under Applicable Law) in any country proposed to be added as a Launch Country and (ii) negotiate in good faith an amendment to this Agreement in the form set forth in Exhibit 7.4 for such country (each, a “Launch Country Addendum”). Upon execution of a Launch Country Addendum, (A) the corresponding country shall thereafter be a Launch Country and Exhibit 1.60shall be amended to include such new Launch Country and (B) the Parties shall negotiate in good faith to prepare a Commercialization Plan for such Launch Country in accordance with Section 7.1. Unless and until a Launch Country Addendum is executed for a proposed new Launch Country, the proposed country shall not be a Launch Country.

7.5    Distributor Markets

(a)    The Parties shall negotiate in good faith for a period of *** commencing on the Amended Effective Date (or such longer time as may be mutually agreed) to amend this Agreement to address the commercialization, registration, sale, and distribution of the AID System in Distributor Markets. No Distributor Markets may be added as Launch Countries to this Agreement until such amendment is executed.
(b)    During the *** period commencing on the Amended Effective Date, neither Insulet nor its Affiliates shall cause, or enter into any agreement or other arrangement to cause, any country to become a Distributor Market.

(c)    Until the amendment contemplated by Section 7.5(a) is executed (and thereafter, subject to such amendment), the Launch Countries shall remain Direct Markets and neither Party nor its Affiliates shall cause a Launch Country to become a Distributor Market.

7.6    Non-Discriminatory Positioning

(a)    Commencing at least *** prior to the First Commercial Sale in a Launch Country, Insulet shall (to the extent consistent with Applicable Law):

(i)    ***; and
(ii)    *** develop, ***.

(b)    Neither Insulet nor its Affiliates ***.

(c)    Except to the extent required by Applicable Law, *** (through use of ***) *** as a result of ***.

(d)    Commencing at least *** prior to the First Commercial Sale in a Launch Country, ADC shall (to the extent consistent with Applicable Law):

(i)    ***; and

(ii)    ***.

(e)    ***.

(f)    Except to the extent required by Applicable Law, *** (through use of ***) *** their Insulin Delivery System with *** as a result of a ***.

(g)    Neither Party shall *** in a program to *** to *** which includes subcutaneous *** or *** with a ***.

7.7    Marketing Materials

(a)    Global Marketing Materials and Guidelines for AID System. The Parties shall jointly develop marketing and promotion materials and guidelines for the AID System for use throughout the Launch Countries in compliance with (i) Applicable Law, (ii) the regulatory-approved label of the CGM System and Insulin Delivery System and (iii) each Party’s internal promotional guidelines for the purpose of publicizing and encouraging interest in the AID System (such materials and guidelines collectively, the “Global Materials”). Such Global Materials must be approved by each Party in *** to use, whether directly or indirectly through Affiliates, distributors or subcontractors, by a Party. The Global Materials can be updated by the Parties from time to time upon the written agreement of the Parties which such agreement shall be provided in ***. Subject to the terms and conditions of this Agreement, each Party shall have sole discretion over its use of the Global Materials.

(b)    Launch Country Marketing Materials for AID System. The Parties shall collaborate in good faith to adapt the Global Materials in compliance with (i) Applicable Law, (ii) the regulatory-approved label of the CGM System and Insulin Delivery System and (iii) each Party’s internal promotional guidelines for the purpose of publicizing and encouraging interest in the AID System in each Launch Country (such materials and guidelines collectively, the “Local Materials”). Such Local Materials must be approved by each Party in *** to use, whether directly or indirectly through an Affiliate, distributor or subcontractor, by a Party. The Local Materials can be updated by the Parties from time to time upon the written agreement of the Parties which such agreement shall be provided in ***. Subject to the terms and conditions of this Agreement, each Party shall have sole discretion over its use of the Local Materials.

(c)    Marketing Materials for the CGM System and the Insulin Delivery System. Each Party may, at its own expense, create such global, or country- or region-specific marketing and promotional materials for, in the case of ADC, the CGM System and, in the case of Insulet, the Insulin Delivery System that it considers reasonably necessary to assist with the promotion of such products and the AID System. The Party that created any such country or region-specific promotional or marketing materials shall be responsible to any applicable Authority for such materials. The creating Party may provide any such promotional or marketing materials and translations thereof to the other

Party. The receiving Party may distribute the materials, including such translations, within the Launch Countries solely to promote the AID System.
(d)    License. Subject to the terms and conditions of this Agreement, including the obligations in Section 6.2 and requirements to comply with Applicable Law, each Party hereby grants to the other Party a *** license to *** the marketing and promotional materials created pursuant to Section [7.7(a) through Section 7.7(c)] for the sole purpose of marketing and having marketed the AID System in the Launch Countries.

(e)    Use of Name. Except for Global Materials or Local Materials approved by the other Party, neither Party nor their Affiliates directly, or through a Third Party, shall publish or distribute any written or electronic marketing, promotional, customer services, or other similar materials that mention the other Party’s name or products or use the other Party’s Trademark without other Party’s prior review and written approval, which approval may be ***. The foregoing provision applies to, without limitation, websites, advertising, sales aids, brochures, marketing collateral, emails, social media, and letters or other communications to customers, distributors, healthcare providers, and other Third Parties.

7.8    Joint Promotion Activities. If the Parties mutually decide to either (a) ***, or (b) ***, then the Parties shall negotiate in good faith and agree in advance on the terms for such coordinated and joint activities in a separate promotion agreement or agreements setting forth each Parties responsibilities with respect to such activities (each such agreement, a “Joint Promotion Agreement”). Any such coordinated or joint activities shall be in accordance with all Applicable Law and comply with the Advanced Medical Technology Association (AdvaMed) Code of Ethics on Interactions with Health Care Professionals.

7.9    Promotional Communication. With respect to each Launch Country, following the launch of the AID System in such Launch Country:

(a)    During the Term, neither Insulet nor any of its Affiliates, may, directly or through a Third Party, issue in such Launch Country *** targeted to ***. Notwithstanding the forgoing, Insulet, may directly or through a Third Party (i) engage in *** that are compatible with ***, (ii) issue *** and (iii) facilitate a *** , if such *** was made (A) in connection with a *** (B) *** or (C) upon the *** .

(b)    During the Term, neither ADC nor any of its Affiliates, may, directly or through a Third Party, issue in such Launch Country *** targeted to ***. Notwithstanding the forgoing, ADC may, directly or through a Third Party (i) engage in *** that are compatible with ***, (ii) issue *** and (iii) facilitate a ***, if such *** was made (A) in connection with a *** (B) *** or (C) upon the ***.

7.10    Publicity.

(a)    The Parties shall collaborate in good faith to publicize the development of the AID System and shall agree upon the language of news releases or other public announcements regarding the development of the AID System.

(b)    Neither Party shall issue any public announcement, press release or other public disclosure, written or oral, relating to the other Party, the other Party’s products, this Agreement, or the existence of an arrangement between the Parties, without the other Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, except for a Mandatory Disclosure made in accordance with Section 10.2(b) or a disclosure required by Applicable Law. However, ADC may disclose to *** the existence of this Agreement and any other information included in an issued press release approved by the Parties.

(c)    ***.

7.11    Costs. Unless otherwise expressly provided for in this Agreement or a Commercialization Plan or Joint Promotion Agreement, each Party shall ***.

ARTICLE VIII
DATA PROTECTION, SHARING AND USE

8.1    Data Protection.

(a)    Each Party is individually responsible for compliance, and shall comply with all Data Protection Laws applicable to its respective Processing and Disclosure of Shared Personal Information. To the extent the GDPR, Swiss GDPR or UK GDPR applies due to the territoriality or materiality principle of that GDPR, each Party shall furthermore be responsible for compliance with Exhibit 8.1(a) (“GDPR Exhibit”), and in the event of conflicting provisions between any of the clauses in this Agreement and the GDPR Exhibit, the provisions included in this Agreement shall be interpreted in a manner consistent with and complementary to the GDPR Exhibit.

(b)    Each Party shall have no influence on the purpose of Processing of Shared Personal Information of the other Party and as such, there is no common purpose jointly determined by both Parties with regard to any such Processing under this Agreement, the Development Plan, any Commercialization Plan or any Joint Promotion Agreement. The Parties are not joint controllers and as such, any provisions relating to joint controllers (or analogous provisions) under applicable Data Protection Laws do not apply.

(c)    The Parties shall cooperate and work in good faith to draft, and incorporate into the AID System, any Consents in a form agreed in writing between the Parties, authorizations, privacy notices, and terms and conditions required by applicable Data Protection Laws to permit the Processing and Disclosure of Shared Personal Information in accordance with this Agreement, the Development Plan, any Commercialization Plan and any Joint Promotion Agreement.

(d)    Each Party shall promptly notify, and in any event within ***, the other Party in the event it receives (i) a request or complaint from a user of the AID System ***.

(e)    Each Party shall ***.

(f)    Each Party shall ***.

(i)    Except with the prior written consent of Insulet, ***.

(ii)    Except with the prior written consent of ADC, ***.

8.2    Data Use.

(a)    ***, including ***, *** , *** , *** and *** of the Processing, *** and any other additional useful information. ***. *** ***. *** be ***, regardless of the method of such data sharing. Insulet shall provide *** notice to ADC ***. *** to ADC *** (“***”). If, at any point, Insulet begins to display *** in Insulet’s *** at *** (“***”), Insulet will *** any such ***, in addition to the ***, at the *** and at the *** that Insulet *** in *** without ***. ADC may, in its sole discretion, elect to ***. If the *** is *** at *** (“***”), in addition to the restrictions in ***, ADC shall not use *** to *** ADC’s, an Affiliate’s, or a Third Party’s *** or ***, or ***. If Insulet provides *** to ADC, Insulet shall *** in a manner sufficient to allow ADC to *** from *** with *** of greater than ***. If during the Term of this Agreement, Insulet intends to update the ***, it must provide ADC with *** before such plans are implemented and *** prior to implementation in Insulet’s ***. The Data Sharing Exhibit may be amended or updated in writing by the Parties during the Term of this Agreement to ensure that it is consistent with the Parties intended data sharing as set out in this Agreement and/or as contemplated in the Development Plan (or Updated Development Plan). ***.

(b)    *** and ***. *** and *** and Consent to share data from *** to ***, *** will be optional. *** and *** and Consented to share data from *** to ***. Insulet will use Commercially Reasonable Efforts to *** (e.g. by means of a ***) ***.

(c)    To the extent not in conflict with applicable Data Protection Laws, ADC and Insulet each have the independent right, title, and interest in and to the *** and to *** for any purpose that is consistent with the terms of this Article VIII.

(d)    This Agreement has no effect on ADC’s rights to Process *** and CGM Data, and no effect on Insulet’s rights to Process Insulin Delivery System Data.

(e)    ADC has the right to Process Insulin Delivery System Data for any purpose that is consistent with the terms of this Article VIII; provided that without Insulet’s prior express written consent, ADC hereby agrees that it may not Process such data:

(i)    to *** ADC’s, an Affiliate’s, or a Third Party’s ***, ***, ADC may ***, other *** and ***, in accordance with the other terms of this Agreement;

(ii)    *** or *** ***, an ***, or components thereo; or

(iii)    for ***.

(f)    Insulet has no right to Process, decrypt or reverse-engineer ***. The Pod will receive *** solely for the purpose of providing such *** to the *** therein to generate CGM Data for the AID System, when such AID System is connected to a CGM System using a ***, and for no other purpose.

(g)    Insulet has the right to Process CGM Data for any purpose that is consistent with the terms of this Article VIII; provided that without ADC’s prior express written consent, Insulet hereby agrees that it may not Process CGM Data:

(i)    to *** Insulet’s, an Affiliate’s, or a Third Party’s ;***; ***, ***, other *** and ***, in accordance with the other terms of this Agreement;

(ii)    *** or *** ***, or components thereof; or

(iii)    for any ***.

(h)    In addition to the restrictions in Section 8.2(g)(i), Insulet shall not *** to *** Insulet’s, an Affiliate’s or a Third Party’s *** or other *** or *** for use with or in a ***.

8.3    Data Disclosure.

(a)    ADC and Insulet each have the independent right to Disclose *** for any purpose that is consistent with the terms of this Article VIII.

(b)    This Agreement has no effect on ADC’s rights to Disclose *** or ***, and no effect on Insulet’s rights to Disclose ***.

(c)    ADC may Disclose ***:

(i)    ***;

(ii)    ***, of that Person;

(iii)    in accordance with the terms of this Article VIII, *** provide *** ***, ***); and

(iv)    an Authority upon request by such Authority (subject to notice to Insulet where allowed by Applicable Law).

(d)    ADC may Disclose *** to *** to support ***:

(i)    *** shall be Disclosed to *** .

(ii)    ***.

(e)    *** or any *** to data from or derived from Third Party ***.

(f)    Insulet may Disclose ***:

(i)    ***;

(ii)    ***, such ***;

(iii)    ***, ***); and

(iv)    an Authority upon request by such Authority (subject to notice to ADC where allowed by Applicable Law).

Notwithstanding the foregoing, Insulet may ***.

(g)    Insulet may *** to *** *** provided that:

(i)    ***, the *** shall be *** to *** together with the same ***;

(ii)    *** as being ***;

(h)    ***, ***.

(i)    The Parties acknowledge that *** to ***. If a user selects an ***, *** to such *** under this Agreement. In addition, such *** from an ***.

(j)    The Parties acknowledge that ***. ***, *** or other *** to such *** under this Agreement. In addition, such data from an *** .

(k)    *** Party shall *** to:

(i)    *** (and any parent, affiliates, and subsidiaries) “***”) *** and *** that *** from (A) *** for any purpose other than *** on the *** (B) *** to *** on the ***.

(ii)    Any ***.

8.4    Cross-Border Personal Information Transfers.

(a)    Each Party may ***, when:

(i)    *** pursuant to applicable Data Protection Laws;

(ii)    ***; or

(iii)    *** under applicable Data Protection Laws ***.

(b)    In relation to cross-border or international transfers ***.

(c)    ***. The Parties acknowledge that if ***.

8.5    Additional Requirements Under Applicable Data Protection Laws. The Parties shall ***.

ARTICLE IX
DATA AND CYBER SECURITY

9.1    Data Security.

(a)    Each Party shall implement and maintain reasonable and appropriate administrative, technical, physical and organizational data security measures and controls for protecting the Personal Information received from the other Party with at least the same degree of care as it uses to protect its own user data and to protect Personal Information against accidental or unlawful destruction, loss, alteration, unauthorized disclosure, or access, as it is transmitted, stored or otherwise Processed and as required by Data Protection Laws and in a manner that also protects the ongoing confidentiality, integrity, availability of Personal Information. Such administrative, technical, physical and organizational security measures must ensure a level of security appropriate to the risk represented by the Processing and the nature of the Personal Information and shall be in accordance with industry standards.

(b)    Notwithstanding any other clause in this Agreement, each Party agrees to *** suffered or incurred by the other Party arising out of or in connection with any Claim made against it arising out of or in connection with any failure by such Party or its employees or Approved Designees to comply with any ***.

(c)    During the Term, upon reasonable written request of a Party and limited to *** period, the other Party shall promptly and accurately complete a written information security questionnaire provided by the requesting Party to confirm compliance with the terms of this Agreement.

a.9.2    Data Security Breach.

(a)    The Development Plan will assign breach notification responsibilities to the Parties, as applicable, for Data Security Breaches affecting the AID System as a whole and for Data Security Breaches affecting the components of the AID System not expressly described in this Section 9.2(a). The Parties agree to provide reasonable assistance as is necessary to each other to facilitate the handling of any Data Security Breach in an expeditious and compliant manner. ***. Insulet is responsible for the Insulin Delivery System related to Data Security Breaches solely affecting the Insulin Delivery System independent from the AID System (and any notifications and other public statements) and is ***. Except where required by Applicable Law, each Party agrees ***. ***.

(b)    It will not be a breach of this Agreement if a Party provides an Authority or user with any Personal Information or Shared Data the Authority requires or which the Party is required to provide to a user in accordance with Applicable Law after the occurrence of a Data Security Breach.

9.3    Penetration Testing and Monitoring Procedures.

(a)    No later than *** before earliest ***, either Party may request that the other Party engage an independent Third Party from the list of penetration testing suppliers set forth in Exhibit 9.3(a) (“Pen Testing Suppliers”) to conduct penetration and vulnerability testing of the AID System, ***, or (***.

(b)    Upon receipt of a System Pen Testing request, ***.

(c)    If the System Pen Testing report provided pursuant to (i) or (ii) above identifies any *** *** (“***”),***. Each Party shall bear its own costs with respect to implementation of such remediation plan. ***.

(d)    Upon confirmation that all *** have been resolved or if the System Pen Testing report does not reveal any ***, ***.

(e)    In all cases where either Party receives a System Pen Testing request by the other Party, ***, ***.

9.4    Cyber Security Monitoring.

(a)    During the Term, each Party shall establish and maintain commercially reasonable cybersecurity risk management processes and controls for the purposes of ensuring the security of the other Party’s ***, ***. Such processes shall include (i) regular (no less than ***) ***.

(b)    Each Party agrees that upon request, it shall ***.

ARTICLE X
CONFIDENTIAL INFORMATION

10.1    Treatment of Confidential Information. Each Party shall maintain the Confidential Information of the other Party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to any Third Party except as otherwise permitted hereunder. Neither Party may use any Confidential Information of the other Party for any purpose other than as reasonably necessary to fulfill its obligations under this Agreement. Neither Party shall attempt to reverse-engineer any Confidential Information of the other Party. Each Party hereby agrees to exercise the same standard of care it employs to protect its own Confidential Information (and in no event less than a reasonable standard of care) to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its Affiliates or its or their directors, officers, employees, consultants, subcontractors, sublicensees or agents. Without limiting the foregoing, each Party agrees not to ***.

10.2    Disclosures Required By Law.

(a)    The receiving Party shall not be in violation of this Article X if Confidential Information of the disclosing Party is required to be disclosed by the receiving Party in response to a valid order by a court or other governmental body, provided that the receiving Party provides the disclosing Party with as much prior written notice of such disclosure as practicable, and if possible no less than ***, in order to permit the disclosing Party to seek confidential treatment of such information.

(b)    A Party may disclose Confidential Information or the terms of this Agreement if the Party determines, based on advice from its legal counsel, that it is required to make such disclosure to comply with Applicable Law or the rules of a securities exchange on which such Party is listed (each such disclosure, a “Mandatory Disclosure”). With respect to each Mandatory Disclosure, if permitted in the reasonable opinion of legal counsel, with as much in advance of each such Mandatory Disclosure as practicable, and if possible no less than ***, such Party shall (i) notify the other Party of the proposed content of the Mandatory Disclosure, (ii) give the other Party *** to review and comment on the proposed content of the Mandatory Disclosure, and (iii) in good faith, consider revising the content of the Mandatory Disclosure based on comments received from the other Party. A Party shall include in each Mandatory Disclosure only the information required to be disclosed by Applicable Law or applicable securities rules in the reasonable opinion of legal counsel, and, to the extent possible, shall seek confidential treatment of each Mandatory Disclosure.

10.3    Confidential Information Proprietary to Disclosing Party; Return of Confidential Information. The Parties understand and agree that (a) the Confidential Information is and shall remain at all times the sole property of the disclosing Party; (b) the receiving Party shall not obtain any proprietary interest in any Confidential Information; and (c) subject to Section 11.7, all copies of the Confidential Information shall be promptly destroyed or returned to the disclosing Party in their entirety after expiration or termination of this Agreement. Notwithstanding the foregoing, (i) this Agreement and one copy of such Confidential Information necessary to determine the scope of obligations incurred under this Agreement or as otherwise required by law, may be retained in the legal files of the receiving Party and (ii) only to the extent necessary for compliance with an applicable Authority or otherwise as required by Applicable Law, a copy of the *** may be stored in the receiving Party’s quality management system.

10.4    Breaches of Confidentiality; Assistance in Respect of Same. The receiving Party shall promptly notify the disclosing Party if the receiving Party becomes aware of any breach of confidence by any Person to whom the receiving Party has disclosed any Confidential Information. The receiving Party shall give the disclosing Party all reasonable assistance in connection with any action, demand, claim or proceeding that the disclosing Party may institute against any such Person in respect of such disclosure.

10.5    Continuing Obligation. This Article X shall survive for a period of *** after any termination or expiration of this Agreement, provided, however, that the Parties’ obligations under this Article X with regard to any Confidential Information identified as a trade secret by the disclosing Party shall survive for as long as the relevant Confidential Information retains its status as a trade secret under Applicable Law.

ARTICLE XI
TERM AND TERMINATION

11.1    Term. This Agreement shall commence on the Effective Date and continue for an initial term of *** thereafter, unless earlier terminated in accordance with this Agreement (the “Initial Term”). Upon expiration of the Initial Term, this Agreement shall *** for *** of ***, unless earlier terminated in accordance with this Agreement (each a “Renewal Term” and together with the Initial Term, the “Term”).

11.2    Termination for Material Breach. Either Party may terminate this Agreement in the event of a material breach; provided, however, that such termination shall not become effective unless and until (a) *** have elapsed from the date on which the non-breaching Party gave written notice of such breach to the breaching Party and (b) the breaching Party has not cured such breach within that *** period. If the breaching Party fails to cure such breach, termination of this Agreement shall automatically occur on the *** after the non-breaching Party provided notice of the breach as set forth herein.

11.3    Termination for Insolvency. Either Party may terminate this Agreement immediately upon written notice to the other Party, if the other Party (a) files in any court or agency a petition for the opening of bankruptcy or insolvency proceedings or for reorganization or for arrangement or for the appointment of a receiver or trustee of it or its assets under Applicable Law; (b) proposes a written agreement of composition or extension of its debt; (c) is served with an involuntary petition against it, filed in any bankruptcy or insolvency proceeding, and such petition has not been dismissed within *** after the filing thereof; (d) becomes subject to any dissolution or liquidation or resolution thereof; (e) makes an assignment for the benefit of its creditors; or (f) is or is likely to become unable to pay its debts as they fall due in the general course.

11.4    Termination for Failure to Launch AID System. If the First Commercial Sale of an AID System has not occurred on or before ***, either Party may elect to terminate this Agreement upon *** written notice to the other Party; provided, however, that, if the First Commercial Sale of an AID System occurs within the *** notice period, then this Agreement shall no longer terminate at the expiration of the notice period.

11.5    Termination ***. At any time after the First Commercial Sale, either Party may terminate this Agreement for *** by giving *** notice to the other Party of the terminating Party’s invocation of this Section 11.5. This Agreement shall automatically terminate on the *** anniversaries of such notice.

11.6    Termination ***.

(a)    If (i) Insulet ***, either directly or indirectly through, or in collaboration with, ***, (A) is *** or (B) has *** , or (ii) Insulet ***, (A) is *** or (B) has ***, or (iii) Insulet, ***, (A) *** or (B) has ***, ADC may terminate this Agreement *** notice to Insulet, which notice must be provided no earlier than *** or event in the foregoing clauses (i), (ii) or (iii), as applicable, and no later than *** thereafter.

(b)    If (i) ADC ***, either directly or indirectly through, or in collaboration with, ***, (A) is *** or (B) has ***, or (ii) ADC ***, (A) *** or (B) has ***, Insulet may terminate this Agreement *** notice to ADC, which notice must be provided no earlier than *** or event in the foregoing clauses (i) or (ii), as applicable, and no later than *** thereafter.

(c)    Each Party (or its successor) shall provide the other Party with written notice of any such *** following the ***.

11.7    Effect of Termination.

(a)    Upon termination of this Agreement prior to the First Commercial Sale, subject to Applicable Law and the requirements of any ongoing, non-terminable clinical trials set forth in the Development Plan, the licenses set forth in Sections 6.1 and 6.2 shall immediately terminate.

(b)    Upon termination of this Agreement after the First Commercial Sale:

(i)    ***; provided that:

(1)    if termination is due to Section ***, Insulet shall ensure that *** other than the *** includes only the *** or *** of such *** with the ***), *** and ***;

(2)    if termination is due to Section ***, *** other than the *** *** includes only the *** or *** of such *** with the ***), do not have access to any of *** and ***; and

(ii)    to the extent permitted by Applicable Law, ***, Insulet shall *** following such termination, and for termination pursuant to ***, *** than *** following such termination.

11.8    Survival of Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Notwithstanding anything to the contrary in this Agreement, the following provisions (and the corresponding licenses, covenants and other agreements therein contained) shall survive the expiration of the Term or termination of this Agreement and shall remain in full force and effect thereafter: Article I (to the extent the definitions are used in the other surviving provisions), Section 3.6, Article V, Section 6.2 (other than the license rights therein), Section 6.3, Section 6.4, Article VIII, Article IX, Article X (for the time period set forth in Section 10.5), Section 11.7, this Section 11.8, Article XIII (solely with regard to Claims that accrued prior to such expiration or termination) and Article XIV.

ARTICLE XII
REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1    Representations by Each Party. Each Party represents and warrants as of the Amended Effective Date, and where applicable, covenants that:

(a)    such Party is a corporation duly organized, validly existing, and in good standing under the Applicable Law of the State of Delaware;

(b)    such Party has the full corporate power and authority to execute, deliver, and perform under this Agreement, and has taken all corporate action required by Applicable Law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

(c)    this Agreement constitutes a valid and binding agreement enforceable against such Party in accordance with its terms;

(d)    the execution and delivery of this Agreement and the consummation hereof, do not and shall not (i) conflict with or result in a breach of any provision of such Party’s organizational documents, (ii) result in a breach of any agreement to which it is a party that would impair the performance of its obligations hereunder, or (iii) violate any Applicable Law;

(e)    there is no pending or, to such Party’s knowledge, threatened action, suit, claim, investigation or proceeding against such Party with respect to its right to enter into and perform its obligations under or that challenges or seeks to prevent or enjoin its entry into or performance of this Agreement;

(f)    it is not subject to any agreement or order of any Authority that restricts it from granting the rights and licenses to the other Party set forth in this Agreement;

(g)    such Party is in full compliance at all times and will continue to be in compliance at all times with all Applicable Law (including those related to anti-corruption) and shall not cause the other Party to be in violation of any Applicable Law; and

(h)    each *** is a *** for such Party and not a ***.

12.2    Additional Representation and Warranties. Each Party further represents and warrants, and where applicable covenants, to the other Party that:

(a)     no components of the AID System will be provided to any customers unless and until all necessary regulatory approvals have been received and thereafter will only be made available in accordance with such regulatory approvals and Applicable Law;

(b)    on behalf of itself and any of its Affiliates, agents, subcontractors and employees performing activities under this Agreement, that as of the Effective Date they are not, nor have they been within the past *** from the Effective Date, debarred, disqualified, or excluded under any Applicable Law from: (i) providing goods or services to a regulated health care company, (ii) participating in clinical research, (iii) participating in a government procurement or non-procurement program, or (iv) participating in a reimbursed government-funded or financed healthcare program (each, a “Restriction”). Each Party agrees to promptly notify the other Party if any such Restriction is proposed, pending or occurs during the Term. Upon receipt of notice, the receiving Party may elect, in its sole discretion, to immediately terminate this Agreement.

12.3    ***.

(a)    During the Term, Insulet agrees that it shall not ***. Notwithstanding the foregoing, this provision shall not prevent Insulet from ***.

(b)    During the Term, ADC agrees that it shall not ***. Notwithstanding the foregoing, this provision shall not prevent ADC from ***.

12.4    Disclaimer. THE PARTIES HEREBY ACKNOWLEDGE THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, (A) NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY, OR GUARANTEE OF ANY KIND, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY AND (B) THE PARTIES EXPRESSLY DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE XIII
INDEMNIFICATION

13.1    ADC Indemnification of Insulet. Subject to Section 13.3 and except for claims subject to indemnification under Section ***, if any Claim is brought against the Insulet Indemnitees that (a) is based on or arises out of ***, (b) is based on or arises out of ***, (c) is based on or arises out of ***, (d) asserts that the ***, or (e) is for ***, ADC will *** the Insulet Indemnitees at ADC’s expense against such Claim, or at ADC’s option, ***, and will *** as a result of such Claim. Notwithstanding the foregoing, with respect to those Claims for which Insulet, in whole or in part, has an obligation to *** ADC pursuant to Section *** , each Party shall *** the other to the extent of their respective liability for such Claims.

13.2    Insulet Indemnification of ADC. Subject to Section 13.3 and except for claims subject to indemnification under Section ***, if any Claim is brought against the ADC Indemnitees that (a) is based on or arises out of ***, (b) is based on or arises out of ***, (c) is based on or arises out of ***, (d) asserts that ***, or (e) is for ***, Insulet will *** the ADC Indemnitees at Insulet’s expense against such Claim, or at Insulet’s option, *** , and will *** as a result of such Claim. Notwithstanding the foregoing, with respect to those Claims for which ADC, in whole or in part, has an obligation to *** Insulet pursuant to Section *** , each Party shall *** the other to the extent of their respective liability for such Claims.

13.3    Obligations of Party Seeking Indemnification. With respect to any Claim for which either Party seeks indemnification from the other Party under this *** or Section ***, the Party seeking indemnification shall (i) provide prompt notice to the other Party of the Claim for which indemnification is sought, (ii) allow the other Party to assume the defense of such Claim, (iii) provide reasonable cooperation and assistance to the other Party in the defense of such Claim, and (iv) not settle or otherwise compromise such Claim without the other Party’s prior written consent.

13.4    Limitation of Liability.

(a)    Except for claims under ***, in no event shall a Party’s aggregate liability to the other Party for damages of any nature arising out of or in connection with this Agreement, regardless of the form of action, whether for breach of warranty or contract, in tort (including negligence) or otherwise, exceed USD ***.

(b)    Neither Party shall be liable to the other Party or to any Third Party for any special, incidental, indirect, or consequential damages of any kind or for the loss of revenue or profits (even if such Party shall have been advised of or known of or should have known of the possibility of such potential damages or loss), except to the extent that such damages or loss (i) *** or (ii) arise from a ***.

(c)    It is agreed that the limitation and exclusions of liability set forth in this 13.4 are intended by the Parties to be a reflection of the agreed allocation of the commercial risks that may arise out of or occur in connection with this Agreement. Further, the Parties hereto agree that the provisions of Section 13.4(a) and 13.4(b) that exclude liability for any consequential damages and limit liability of the Parties for other damages shall in no event be invalidated or deemed unenforceable should any limited warranty or remedy set forth in this Agreement fail of its essential purpose (i.e., provide an insufficient remedy).

13.5    Insurance Requirements. During the Term and for *** after the expiration or termination of this Agreement, each Party shall keep in full force and effect and maintain, at its sole cost and expense, insurance coverage in types and amounts commensurate in its industry for the performance of services substantially similar to the services to be performed hereunder by similarly- sized companies, and as otherwise prudent or required by Applicable Law. During the

Term, each Party agrees to provide the other Party with certificates of insurance if requested and on an annual basis. At minimum, Insulet shall maintain the insurance scheme in Exhibit 13.5.

ARTICLE XIV
MISCELLANEOUS

14.1    Assignment. Except as set forth in Section 14.18, neither Party may assign, delegate, or subcontract this Agreement or any of its rights or duties hereunder, in whole or in part, without the prior written consent of the other Party. Notwithstanding the foregoing, (i) a Party may, without such consent, assign this Agreement to its Affiliate and (ii) a Party may assign this Agreement in connection with *** provided such Person is not ***. Upon assignment of this Agreement to an Affiliate or a Third Party, the assignee must provide to the non-assigning Party a written representation, warranty, and covenant that the assignee has and will commit to the conduct of the Development Plan at least the same amount of resources, labor, capital, and money as the assigning Party had committed to the conduct of the Development Plan as of the assignment date, as reflected in the relevant development plans and budgets. This Agreement will be binding upon and inure to the benefit of the successors and assigns of each Party. Any purported assignment or delegation in violation of the provisions of this Section 14.1 shall be null and void.

14.2    Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

14.3    Force Majeure. If a Party is prevented from performing or is unable to perform any of its obligations under this Agreement (except for payment obligations) due to any cause beyond its reasonable control and such Party shall have used Commercially Reasonable Efforts to avoid such occurrence, such Party shall give prompt written notice to the other Party, and thereupon the affected Party’s performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform. Such events shall include: acts of god; acts of the public enemy; terrorist acts; insurrections; riots; injunctions; embargoes; labor disputes, including strikes, lockouts, job actions, or boycotts; fires; explosions; floods; earthquakes; shortages of material or energy; delays in the delivery of raw materials; or other unforeseeable causes beyond the reasonable control, and without the fault or negligence, of the Party so affected. The Party so affected shall give prompt notice to the other Party of such cause and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as reasonably possible.

14.4    No Waiver. No waiver will be implied from the Parties’ course of conduct or any delay or failure to enforce any rights. No provision of this Agreement shall be deemed waived unless such waiver is in writing and signed by an authorized representative of the Party against whom it is sought to be enforced. Waiver by either Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default.

14.5    Notices. Any notice or other communication in connection with this Agreement must be in writing and by certified mail, return receipt requested, or by delivery service that provides a written delivery confirmation. Notice shall be effective and deemed to be given when delivered to the addressee at the address listed below or such other address as the addressee shall have specified in a notice actually received by the addressor.

If to ADC:

Abbott Diabetes Care Inc.
1420 Harbor Bay Parkway
Alameda, CA 94502
Attention: Legal Division

with a copy (which shall not constitute notice) to:

Abbott Laboratories
Attention: Legal Division
100 Abbott Park Rd.
Abbott Park, IL 60064

If to Insulet:

Insulet Corporation
100 Nagog Park
Acton, MA 01720
Attention: VP, Corporate Development

with a copy (which shall not constitute notice) to:

Insulet Corporation
100 Nagog Park
Acton, MA 01720
Attention: Legal Department

14.6    Relationship Between the Parties.

(a)    Independent Contractor. The relationship of the Parties under this Agreement is that of independent contractors. The Parties will not be deemed partners or joint ventures, nor will one Party be deemed an agent or employee of the other Party. Neither Party has any express or implied right under this Agreement to assume or create any obligation on behalf of, or in the name of, the other Party, or to bind the other Party to any contract, agreement, or undertaking with any Third Party, and no conduct of a Party shall be deemed to imply such right.

(b)    No Exclusivity. For clarity, the relationship between the Parties under this Agreement is nonexclusive and does not preclude (a) ADC from entering into agreements relating to Third Party insulin delivery devices or systems or (b) Insulet from entering into agreements relating to Third Party glucose monitoring products or systems, except as set forth in Section 11.6.

14.7    Entire Agreement. Each Party acknowledges that in entering into this Agreement it does not rely on any statement, representation, or warranty other than those expressly set forth in this Agreement. This Agreement, the Exhibits hereto (which Exhibits are deemed to be a part of this Agreement for all purposes), the Development Plan, the Commercialization Plans, the Quality Agreement, and any Joint Promotion Agreement contain the entire agreement between the Parties, and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to the subject matter hereof. In the event of a conflict between this Agreement and the Development Plan, this Agreement shall control. In the event of a conflict between this Agreement and the Quality Agreement, the Quality Agreement shall control with regard to adverse event reporting and other quality matters, and this Agreement shall control in all other circumstances. The Parties hereby agree and acknowledge that this Agreement amends and restates the Original Agreement in its entirety, and the Original Agreement is replaced with, and superseded by, this Agreement.

14.8    Amendments. No provisions of this Agreement shall be deemed amended, supplemented, or modified unless such amendment, supplement, or modification is in writing and signed by an authorized representative of each Party. The express terms of this Agreement control and supersede any course of performance or dealing inconsistent with any of the terms hereof.

14.9    Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction or the ADR neutral to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if this Agreement did not contain the particular provisions held to be unenforceable.

14.10    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. Each Party acknowledges that an original signature or a copy thereof transmitted by facsimile or by PDF shall constitute an original signature for purposes of this Agreement.

14.11    Dispute Resolution. Subject to Section 2.5, any dispute arising under or related to this Agreement shall be settled by the alternative dispute resolution provisions set forth in Exhibit 14.11. Notwithstanding the foregoing sentence, the Parties agree that any request for provisional remedies and any request for injunctive relief, whether preliminary or permanent, shall be decided by a court of competent jurisdiction and not through the alternative dispute resolution provisions set forth in Exhibit 14.11.

14.12    Venue. If either Party brings any request for provisional remedies or any request for injunctive relief against the other Party in accordance with Section 14.11, that Party may only bring that proceeding in the United States District Court for the District of Delaware or, only if there is no federal subject matter jurisdiction, in any state court of Delaware sitting in New

Castle County, Delaware, and each Party hereby submits to the exclusive jurisdiction of those courts for purposes of any such proceeding.

14.3    Equitable Relief. Each Party acknowledges that any breach of the restrictions set forth in ***, and ***, ***, and ***may cause the other Party irreparable harm and significant injury, to which there may not be adequate remedy at law. Each Party further acknowledges that any breach of the restrictions set forth in Section *** and any use or disclosure of the *** of the other Party other than in accordance with this Agreement will cause the other Party irreparable harm and significant injury, to which there is no adequate remedy at law. Accordingly, in the event of a breach or threatened breach of any provision of such Sections or Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity.

14.4    Interpretation. The headings of the Articles and Sections of, and any Exhibits to, this Agreement have been added for the convenience of the Parties and shall not be deemed a part hereof. Words in the singular shall be deemed to include the plural and vice versa, and words of one gender shall be deemed to include the other gender, as the context requires. The terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including any and all of the Schedules hereto) and not to any particular provision of this Agreement. Article, Section, and Exhibit references are to the Articles, Sections, and Exhibits to this Agreement, unless otherwise specified. Unless otherwise stated, all references to any agreement shall be deemed to include any and all Exhibits to such agreement. The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified. The word “or” shall not be exclusive. Unless otherwise specified in a particular case, the word “days” refers to calendar days. References herein to this Agreement shall be deemed to refer to this Agreement as of the Amended Effective Date and as it may be amended thereafter, unless otherwise specified. References to the performance, discharge, or fulfillment of any liability or obligation in accordance with its terms shall have meaning only to the extent such liability or obligation has terms; if the liability or obligation does not have terms, the reference shall mean performance, discharge, or fulfillment of such liability or obligation.

14.15    Joint Negotiation. This Agreement is the joint product of ADC and Insulet, and each provision hereof has been subject to the mutual consultation, negotiation, and agreement of the Parties and their respective legal counsel and advisers, and any rule of construction that a document shall be interpreted or construed against the drafting Party shall not be applicable.

14.16    No Other Compensation. Insulet and ADC hereby agree that the terms of this Agreement, (including the Development Plan and Commercialization Plans), the Quality Agreement and any Joint Promotion Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by Insulet to ADC and by ADC to Insulet in connection with the transactions contemplated herein. Neither ADC nor Insulet previously has paid or entered into any other commitment to pay, whether orally or in writing, any ADC or Insulet employee, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transactions contemplated herein.

14.17    Records. Each Party shall, and shall ensure that its Affiliates and its and their employees, agents and subcontractors, maintain, in compliance with Applicable Law, complete and accurate records with respect to its performance of the development and commercialization activities hereunder. Such records shall be retained by each Party for at least *** after the termination of this Agreement, or for such longer period as may be required by Applicable Law.

14.18    Performance by Affiliates or other Approved Designees. Notwithstanding anything else set forth herein, any obligation or right of either Party under this Agreement may be fulfilled or exercised, in whole or in part, at such Party’s sole option, either by such Party directly or by any Affiliate or other Approved Designee. In such case, such Party shall remain liable for any such obligation or right as if performed directly by such Party itself.

14.19    No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to, or shall, confer upon any Third Party any right, benefit, or remedy of any nature whatsoever under, or by reason of, this Agreement.

{Signature Page Follows}

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names by their properly and duly authorized officers or representatives as of the dates set forth below.

ABBOTT DIABETES CARE INC.

By: /s/ Jared Watkin
Name: Jared Watkin
Title: President
Date: 23 September 2021

INSULET CORPORATION
By: /s/ Eric Benjamin
Name: Eric Benjamin
Title: SVP, Innovation & Strategy
Date: 15 September 2021

EXHIBIT 1.4

ADC MARKS

EXHIBIT 1.12

APPROVED DESIGNEES

EXHIBIT 1.50

ADDITIONAL INSULET EXCLUDED PARTIES

EXHIBIT 1.52

INSULET MARKS

EXHIBIT 1.60

LAUNCH COUNTRIES

EXHIBIT 7.4

LAUNCH COUNTRY ADDENDUM

EXHIBIT 8.1(A)

GDPR EXHIBIT

EXHIBIT 8.2(A)

MINIMUM DATA TO BE SHARED BETWEEN CGM SYSTEM AND INSULIN DELIVERY SYSTEM

EXHIBIT 8.4(B)

STANDARD CONTRACTUAL CLAUSES

ANNEX A
TO THE STANDARD CONTRACTUAL CLAUSES
DATA PROCESSING PRINCIPLES

ANNEX B
TO THE STANDARD CONTRACTUAL CLAUSES
DESCRIPTION OF THE TRANSFER

EXHIBIT 9.3(A)

PEN TESTING SUPPLIERS

EXHIBIT 13.5

INSULET INSURANCE REQUIREMENTS

EXHIBIT 14.11

ALTERNATIVE DISPUTE RESOLUTION